7. Business Segments	9 Months Ended
Sep. 30, 2017
Segment Reporting [Abstract]
Business Segments

We conduct operations in various foreign jurisdictions that use our technology. Our segments are based on the location of their operations. The U.S. territories segment consists of operations in the U.S. Virgin Islands and Guam; the Bahamas segment consists of operations specific to the Bahamas; and the other segment currently consists of operations in the Cayman Islands. Direct revenues and costs, depreciation, depletion, and amortization costs, general and administrative costs (“G&A”), and other income directly associated with their respective segments are detailed within the following discussion. Identifiable net property and equipment are reported by business segment for management reporting and reportable business segment disclosure purposes. Current assets, other assets, current liabilities, and long-term debt are not allocated to business segments for management reporting or business segment disclosure purposes.

Reportable business segment information for the nine months ended September 30, 2017, and September 30, 2016, is as follows:

September 30, 2017
	Headquarters	US Territories	Bahamas	Other	Total
Revenue	$–	$–	$–	$–	$–
Assets	24,701	870,140		48,998	949,138
Net loss	(10,614,118)	–	–	–	(10,614,118)
Property and equipment	1,522	–	–	–	1,522
Assets under construction	–	870,140		48,998	919,138
Depreciation	844	–	–	–	844
Additions to assets under construction	–	72,853	–	–	72,853

September 30, 2016
	Headquarters	US Territories	Bahamas	Other	Total
Revenue	$–	$–	$–	$–	$–
Assets	539,051	755,064	271,111	48,998	1,614,224
Net loss	(4,966,835)	–	–	–	(4,966,835)
Property and equipment	2,941	–	–	–	2,941
Assets under construction	–	755,064	271,111	48,998	1,075,173
Depreciation	3,632	–	–	–	3,632
Additions to assets under construction	–	77,500	26,826	–	104,326